SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  January 18, 2008

COHERENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-05255	94-1622541
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

5100 Patrick Henry Drive

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 764-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 18, 2008, the registrant’s board of directors amended section 2.16 of the registrant’s bylaws to provide that the board may, at its discretion, set a later time than 60 days prior to the registrant’s next annual meeting for stockholders to submit nominations for directors at a scheduled annual meeting.  Stockholders of the registrant have until 11:59 p.m. on January 31, 2008 to submit nominations pursuant to section 2.16 of the registrant’s bylaws for the upcoming annual meeting scheduled for March 19, 2008 (the “Annual Meeting”).

ITEM 8.01             Other Events

The registrant’s board of directors is currently in discussions with Oliver Press Partners, LLC (“OPP”) to possibly include a representative of OPP in the registrant’s slate of nominees at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHERENT, INC.
Date: January 24, 2008
	By:	/s/ Bret M. DiMarco
Bret M. DiMarco
Executive Vice President and
General Counsel